                                                  Filed Pursuant to Rule 497(e)
                                                Registration File No. 333-98583

                   PIMCO NEW YORK MUNICIPAL INCOME FUND III

  Supplement Dated December 12, 2002 to the Prospectus Dated October 28, 2002

   The section entitled "State-Specific Risk" beginning on page 17 of the Prospectus is hereby deleted and replaced in its entirety with the following:

   "As described above, under normal market conditions, the Fund will invest substantially all of its net assets in New York Municipal Bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of New York State (the "State") and New York City (the "City") municipal bonds. The following information provides only a brief summary of the complex factors affecting the financial situation in the State and the City and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State and the City. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State and the City, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The events of September 11, 2001 had a significant impact upon the State economy generally and more directly on that of the City. While the City and State expect, based on actions of the U.S. Congress and the President, that they will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack, the City Comptroller reported in September 2002 that, of the more than $21 billion in federal aid promised for this effort, only $2.7 billion had actually been received. Furthermore, prior to September 11, the nation's and the State's economies had been weakening, and the loss of over 132,000 jobs in the City since 2000 has produced material budgetary pressures including increases to later year budget gaps for the City and reductions to State surpluses. The City's unemployment rate increased to 8.0% in June 2002 from 5.7% a year earlier. The City Comptroller's Office has estimated the total cost of the attacks to the City to be between $83 billion and $95 billion.

   New York State has historically been one of the wealthiest states in the nation. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and business migrated to the South and West. However, since 1999, prior to the impact of the events of September 11, the growth of the State's economy has equaled or exceeded national trends. The State has for many years had a very high state and local tax burden relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State and remains an impediment to growth and job creation. The State's and the City's economies remain more reliant on the securities industry than is the national economy. As a result, the downturn in that industry prior to September 11, resulted in adverse changes in wage and employment levels.

   The State ended its 2000-2001 fiscal year with a cash surplus of approximately $1.1 billion. In its January 22, 2002 quarterly update, in part as a result of the events of September 11, the State projected a decline in economic growth and lower employment levels in 2002. As a result of declines in State employment, Wall Street bonuses, and non-wage income levels, personal income declined in 2001-2002 and is expected to increase minimally in 2002-2003. In the quarterly update, the State Division of the Budget projected a closing balance in the General Fund of $2.1 billion in 2001-2002. The State noted that there are significant risk factors that could result in a reduction in economic activity statewide such as greater job losses, weaker financial markets and smaller bonus payments by Wall Street firms. On May 15, 2002, the Governor and legislative leaders announced that they had come to an agreement on a final balanced 2002-03 State Budget (the "State Budget"). The State Budget was enacted on May 16, 2002 and included actions to close the budget gap previously identified in the State Executive Budget plus an additional $1.4 billion gap identified in March and April 2002. Under the State Budget, taxpayer-supported General Fund spending falls by $1 billion, or 2.4 percent. General Fund spending will total $40.2 billion. All funds spending will increase by less than 1 percent (0.8%) from that proposed in the State Executive Budget and will total $89.6 billion.

   The State Budget includes a series of one-time actions to close a projected budget gap of $6.8 billion. These actions included using $1.2 billion of available cash reserves and other fund balances; implementing a tax amnesty program; offering early retirement to state workers; and converting hard dollar capital financing to bonding while reducing overall capital authorizations. The State's Tax Stabilization Reserve Fund, a fund to address unforeseen budget needs, will be maintained at $710 million.

   Press reports in mid October 2002 indicated that the State's budget gap for the 2002-03 and 2003-04 fiscal years may have grown substantially to between $10.0 billion and $12.0 billion. The Governor has not provided any details on proposals to close an increased gap. The State's Annual Information Statement Update of November 14, 2002 projected that actual receipts for 2002-2003 will fall significantly below those projected in the State Budget. Similarly, according to a press release issued by the State Comptroller on November 19, 2002, the State's tax collections in the current fiscal year have declined 14.8% from last year while General Fund spending has increased by 2.3% over last year at this time. In early December 2002, the Governor acknowledged that the State would likely face a $2 billion budget gap before the end of its fiscal year on March 31, 2003. The Governor has requested state commissioners to pare their budget by 5% over the balance of the 2003 fiscal year, but the other gap closing proposals set forth thus far consist of the use of a $700 million "rainy-day" fund, the transfer of outlays from this fiscal year to the next or the borrowing of money against anticipated tobacco settlement payments.

   On April 17, 2002, the Mayor of the City released the City of New York Executive Budget (the "City Executive Budget") Fiscal Year 2003 (July 1, 2002 to June 30, 2003), which includes a financial plan for fiscal years 2003 through 2006. On June 21, 2002, the Mayor and the City Council adopted the City's budget for 2003 (the "City Budget") and the City's financial plan for the 2002 through 2006 fiscal years (the "Initial Plan") which incorporated such City Executive Budget and financial plan. The City Budget and Initial Plan included a number of steps to close a projected $5.0 billion budget gap for fiscal year 2003, including city agency cuts ranging up to 36%, staffing changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate up to $2.2 billion of gap closing actions in fiscal year 2003 and an aggregate of $5.5 billion in fiscal years 2004 through 2006. The City Budget and Initial Plan provided that the City's Transitional Finance Authority would issue $1.1 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap. As a result of extraordinary actions to address the impact of September 11, the City Executive Budget projected balanced budgets in the 2002 and 2003 fiscal years and budget gaps of $3.7 billion, $4.2 billion and $4.6 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. The Mayor proposed to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions.

   On July 18, 2002, the Mayor announced that the City would have to cut an additional $1 billion of expenses from the 2003 fiscal year budget in order to deal with an increase in the 2003 budget gap. The Mayor on October 18, 2002 announced that the projected budget gap for the 2004 fiscal year had grown to as much as $6.0 billion and that the projected budget gaps for fiscal years 2005 and 2006 had grown to $5.6 billion and $6.0 billion, respectively. On October 28, 2002, the City Office of Management and Budget instructed certain City agencies to identify more budget savings of 2% in fiscal year 2003 and 4% in fiscal year 2004 on top of the cuts of approximately 7.5% called for by the Mayor in July 2002 to address the fiscal year 2002-2003 budget gap. On November 12, 2002, the New York City Independent Budget Office estimated that tax revenues for fiscal year 2003 will fall $226 million short of the estimates in the City Budget.

   On November 14, 2002, the Mayor issued a press release setting forth the first quarter budget modification and updated four year financial plan (the "Updated Plan" and, together with the Initial Plan, the "City Financial Plan"). The Updated Plan predicts a budget deficit of $1.1 billion in fiscal year 2002-2003 and $6.4 billion in fiscal year 2003-2004. The Mayor proposes to close these shortfalls by a combination of cost savings, state and federal assistance, labor productivity and revenue enhancement. Specifically, the Updated Plan proposes a 25% increase in the City's property tax to raise $1.1 billion in revenue in fiscal year 2002-2003 and $2.3 billion in fiscal year 2003-2004. On December 2, 2002, the Mayor signed an 18.49% increase in property taxes into law which is expected to raise $837 million in revenue for the 2002-2003 fiscal year.

   Additionally, the Updated Plan includes $780 million in agency spending cuts in 2002-2003 and $1 billion in such cuts in 2003-2004. The Updated Plan also assumes a carryover of $800 million in surplus from 2002-2003 to 2003-2004. The Mayor indicated that the City might have to layoff as many as 12,000 workers if the gaps cannot be closed.

   Gap closing actions of $2.2 billion for 2003-2004 included in the Updated Plan will require federal or state actions and third party consent and there can be no assurances that these will be obtained. The reimposition of a "commuter tax" on non-City residents, which the Mayor projects will raise $1 billion, will require approval of the New York State Legislature. State lawmakers have already announced vocal opposition to this tax plan. The Updated Plan also assumes $400 million in aid from the federal and state governments and State approval of tolls on City bridges which would generate another $200 million in savings. Similarly, the Updated Plan assumes $600 million in savings from improvements in worker productivity which will require consent from various labor unions.

   The City depends on aid from the State and federal government to both enable the City to balance its budget and to meet its cash requirements. The City Financial Plan provides for an additional $790 million in State and federal aid and actions in fiscal year 2003 alone, which given the size of the newly-projected shortfalls, is insufficient to balance the City's budget. The Updated Plan assumes an additional $400 million in federal and state assistance in 2003-2004. According to the Mayor, budget cuts required to close these new gaps are particularly difficult because, of the City's total budget of approximately $42 billion, only $15 billion represents expenditures over which the City has direct control. The remaining $27 billion in spending is mandated by federal and state laws and would require legislation at other levels of government to change.

   If the State, the State agencies, the City, other municipalities or school districts were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, or increasing the risk of a default, the market price of municipal bonds issued by such entities could be adversely affected.

   As of October 31, 2002, Moody's rated the City's outstanding general obligation bonds A2, S&P rated such bonds A and Fitch rated such bonds A+. Such ratings reflect only the view of Moody's, S&P and Fitch, from which an explanation of the significance of such ratings may be obtained. However, in November 2001, Moody's changed its rating of the City's outlook from stable to negative. Similarly, Standard & Poor's changed its outlook for the City to negative in November 2002. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds and could increase the City's borrowing costs. Moody's has given the State's general obligation bonds a rating of A2. S&P had given the bonds a rating of AA and Fitch had given the bonds a rating of AA. However, in December 2002, Moody's changed its rating of the State's outlook from positive to stable. These ratings reflect the City's and the State's credit quality only, and do not indicate the creditworthiness of tax-exempt securities of other issuers in which the Fund may invest. Furthermore, it cannot be assumed that the City or the State will maintain their current credit ratings.

   The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of New York Municipal Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of New York Municipal Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of New York Municipal Bonds, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds.

   For a more detailed description of these and other risks affecting investment in New York Municipal Bonds, see "Appendix B--Factors Pertaining to New York" in the Statement of Additional Information."

                                                Filed Pursuant to Rule 497(e)
                                                Registration File No. 333-98583

                    PIMCO NEW YORK MUNICIPAL INCOME FUND III

        Supplement Dated December 12, 2002 to the Statement of Additional
                       Information Dated October 28, 2002

     Appendix B to the Statement of Additional Information is hereby deleted and replaced in its entirety with the following:

                                   "APPENDIX B

                         FACTORS PERTAINING TO NEW YORK

     FACTORS PERTAINING TO NEW YORK

          The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect other issuers. The summary is based primarily upon information in the State's Annual Information Statement, as updated, and the most recently publicly available offering statement relating to debt offerings of the City and the City's 2002-2006 Financial Plan, as updated. The Fund has not independently verified this information.

          The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities and the City have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

     NEW YORK CITY

          General. The events of September 11, 2001 had a significant impact upon the City economy. While the City expects, based on actions and statements of the U.S. Congress and the President and measures taken by the State, that it will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack, the City Comptroller reported in September 2002 that, of the more than $21 billion in federal aid promised for this effort, only $2.7 billion had actually been received. Furthermore, prior to September 11, the City's economy had been weakening primarily as the result of the downturn in the securities and financial services industries. The loss of over 100,000 jobs in the City due to September 11, which are not expected to be recovered until 2005, and a total loss of 132,000 jobs since 2000, has produced additional adverse budgetary pressures including increases to later year budget gaps and reductions to State surpluses that decrease the ability of the State to provide financial support to the City. The City's unemployment rate increased to 8.0% in June 2002 from 5.7% a year earlier. Furthermore, the City Comptroller's Office has estimated the total cost of the attacks to the City to be between $83 billion and $95 billion.

          More than any other New York municipality, the fiscal health of the City depends upon the fiscal health of the State, which has projected slower growth and warned of the risk of a downturn. As a result of September 11, the City of New York Executive Budget (the "City Executive Budget") Fiscal Year 2003 (July 1, 2002 to June 30, 2003), which included a financial plan for fiscal years 2003 through 2006 assumed reduced economic activity in the second half of calendar year 2001, job and income losses through the first half of 2002 and a moderate recovery thereafter. On November 27, 2002, the City Comptroller noted that the City's recovery had not yet commenced. The City Executive Budget also projected declines in revenues from forecasts made prior to September 11 for fiscal years 2002 through 2006 as a result of reduced economic activity.

          For each of the 1981 through 2001 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") after discretionary transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. Particularly given the uncertain impact of September 11 and the expected reduction in economic activity in the City, there can be no assurance that the City will continue to maintain balanced operating results as required by State law without reductions in City services or entitlement programs to tax or other revenue increases that could adversely affect the City's economic base.

          For fiscal year 2002, the City had an operating surplus of $677 million, which will be transferred to fiscal year 2003 to meet debt service requirements. On April 17, 2002, the Mayor of the City released the City Executive Budget. On June 21, 2002, the Mayor and the City Council adopted the City's budget for 2003 (the "City Budget") and the City's financial plan for the 2002 through 2006 fiscal years (the "Initial Plan") which incorporated such City Executive Budget and financial plan. The City Budget was $42.3 billion and incorporated a number of steps to close a projected $5.0 billion budget gap for fiscal year 2003, including City agency cuts ranging up to 36%, staffing changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate $2.2 billion of gap closing actions in fiscal year 2003 and an aggregate of $5.5 billion in fiscal years 2004 through 2006. The City Budget and Initial Plan also provided that the City's Transitional Finance Authority issue $1.1 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap and $565 million in 2004. While the City Budget and Initial Plan did not project any need for deficit financing in later fiscal years, the inability of the City to close significant outyear budget gaps could require such financing, which might affect the rating of the City's general obligation bonds.

          On July 18, 2002, the Mayor announced that the City would have to cut an additional $1 billion of expenses from the 2003 fiscal year budget in order to deal with an increase in the 2003 budget gap. The Mayor on October 18, 2002 announced that the projected budget gap for the 2004 fiscal year had grown to as much as $6.0 billion and that the projected budget gaps for fiscal years 2005 and 2006 had grown to $5.6 billion and $6.0 billion, respectively. On October 28, 2002, the City Office of Management and Budget instructed certain City agencies to identify more budget savings of 2% in fiscal year 2003 and 4% in fiscal year 2004 on top of the cuts of approximately 7.5% called for by the Mayor in July 2002 to address the fiscal year 2002 - 2003 budget gap. On November 12, 2002, the New York City Independent Budget Office estimated that tax revenues for fiscal year 2003 will fall $226 million short of the estimates in the City Budget.

          On November 14, 2002, the Mayor issued a press release setting forth the first quarter budget modification and updated four year financial plan (the "Updated Plan" and, together with the Initial Plan, the "City Financial Plan"). The Updated Plan predicts a budget deficit of $1.1 billion in fiscal year 2002 - 2003 and $6.4 billion in fiscal year 2003 - 2004. The Mayor proposes to close these shortfalls by a combination of cost savings, state and federal assistance, labor productivity and revenue enhancement. Specifically, the Updated Plan proposes a 25% increase in the City's property tax to raise $1.1 billion in revenue in fiscal year 2002 - 2003 and $2.3 billion in fiscal year 2003 - 2004. On December 2, 2002, the Mayor signed an 18.49% increase in property taxes into law which is expected to raise $837 million in revenue for the 2002 - 2003 fiscal year.

          Additionally, the Updated Plan includes $780 million in agency spending cuts in 2002 - 2003 and $1 billion in such cuts in 2003 - 2004. The Updated Plan also assumes a carryover of $800 million in surplus from 2002 - 2003 to 2003 - 2004. The Mayor indicated that the City might have to layoff as many as 12,000 workers if the gap cannot be closed.

          Gap closing actions of $2.2 billion for 2003 - 2004 included in the Updated Plan will require federal or state actions and third party consents and there can be no assurances that these will be obtained. The reimposition of a "commuter tax" on non-City residents, which the Mayor projects will raise $1 billion, will require approval of the New York State Legislature. State lawmakers have already announced vocal opposition to this tax plan. The Updated Plan also assumes $400 million in aid from the federal and state governments and State approval of tolls on City bridges which would generate another $200 million in savings. Similarly, the Updated Plan assumes $600 million in savings from improvements in worker productivity which will require consent from various labor unions.

          According to the Mayor, budget cuts required to close these new gaps are particularly difficult because of the City's total budget of approximately $42 billion, only $15 billion represent expenditures over which the City has direct control. The remaining $27 billion in spending is mandated by federal and state laws and would require legislation at other levels of government to change.

          City's Financing Program. Implementation of the City Executive Budget is in part dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 2002 through 2006 contemplates the issuance of $11.02 billion of general obligation bonds, $1.0 billion of bonds and Recovery Bonds described below to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority"), $1.9 billion of bonds to be issued by TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues, and $7.0 billion of bonds and notes to be issued by New York City Municipal Water Finance Authority (the "Water Authority"). In 1997, the State created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City had faced limitations on its borrowing capacity after 1998 under the State's constitution that would have prevented it from borrowing additional funds, as a result of the decrease in real estate values within the City. The Transitional Finance Authority is authorized to issue up to $11.5 billion of bonds. In addition, the City issues revenue notes and tax anticipation notes to finance seasonal working capital requirements. The success of projected public sales of these bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds. In September 2001, the state legislature granted the City an additional $2.5 billion in debt-incurring capacity to pay costs related to September 11 through bonds issued by the Transitional Finance Authority ("Recovery Bonds"), $1.0 billion of which were issued on October 4, 2001, $480 million on July 11, 2002, and the balance of which will be issued in fiscal year 2003-2004.

          2001 Fiscal Year. For the 2001 fiscal year (July 1, 2000 - June 30,
     2001) the City had an operating surplus of $3.0 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 2001 fiscal year was the twenty-first year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

          2003-2006 Financial Plan. Pursuant to the laws of the State, the Mayor is responsible for preparing the City Financial Plan, including the Updated Plan as well as the Initial Plan, which was included in the City Executive Budget. The projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet annual cash flow and financing requirements.

          Originally, the Initial Plan reflected certain extraordinary actions necessitated by September 11 and projected a budget surplus of $677 million for the 2002 fiscal year and budget gaps of $3.7 billion, $4.2 billion and $4.6 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. According to the Updated Plan, these gaps have widened. Some of the gap closing measures proposed in the Initial Plan for fiscal year 2003 were to have recurring effects and were projected at the time to reduce the fiscal year 2004, 2005 and 2006 budget gaps to $2.7 billion, $3.1 billion and $3.6 billion, respectively. The Mayor had proposed to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions. As a result of the widening of outyear budget gaps, the Mayor instructed City agencies to provide proposals for cuts of 7.5% in their budgets for fiscal 2003 which were to be announced in November 2002. As discussed above, subsequent reports by the Mayor and the City Office of Management and Budget in October and November 2002 revealed that the City is facing a budget gap of $1.1 billion in fiscal year 2002 - 2003 and $6.4 billion in fiscal year 2003 - 2004. On November 14, 2002, the Mayor released the Updated Plan which provides various measures including cost savings, state and federal assistance, labor productivity and revenue enhancement to close these increased budget gaps some of which require state or federal actions or consents of third parties.

          Assumptions. The City Financial Plan is based on numerous assumptions, including the impact of September 11 on the City's economy, the general condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected and reimbursement by the federal government and State of expenditures necessitated by September 11. The City Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors: (i) the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2002 through 2006 fiscal years; (ii) interest earnings and wage projections underlying projections of the City's required pension fund contributions; (iii) the willingness and ability of the State and Federal governments to provide the aid and enact the revenue enhancing or expenditure relief initiatives contemplated by the City Financial Plan and to take various other actions to assist the City in its gap closing actions; (iv) the ability of Health and Hospitals Corporation, the Board of Education and other agencies to maintain balanced budgets; (v) the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; (vi) the ability of the City to control expenditures and implement cost reduction and gap closing initiatives identified in the City Financial Plan for the 2003 fiscal year and proposed but unspecified for later years; (vii) the City's ability to market its securities successfully in the public credit markets; (viii) the impact of conditions in the real estate market on real estate tax revenues; (ix) the sale of OTB in fiscal year 2004, which requires State legislative approval; and (x) unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure or future terrorist acts.

          The City Financial Plan reflects the sudden economic downturn as the result of September 11 in the last half of 2001 and assumes job and income losses in the first half of 2002 but moderate growth in the balance of 2002 resulting in a flat City economy for calendar year 2002. The Initial Plan forecasted a steady recovery thereafter. The City does not expect to recover all of the jobs lost as a result of September 11 until 2005. Given the uncertain impact of September 11 on the City's economy, including the loss of jobs and business, impact on tourism in the City currently estimated to entail a decrease in tourists from 37 million in 2000 to 32 million in 2002 and the slowdown in the securities industry, there can be no assurance that the economic projections included in the City Financial Plan are accurate or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.

          Municipal Unions. In order to close budget gaps in fiscal year 2004 and later, reductions of the City's workforce through attrition, severance and early retirement may be necessary. These police department and other staff reduction proposals may require union consents. While the City has established a Reserve for Collective Bargaining, the terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement that substantially increases reserves established by the City. The Updated Plan includes significant savings from worker productivity, which will require union consent.

          Intergovernmental Aid. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that State aid to the City will be maintained at amounts currently projected or that interim appropriations will be enacted; or that the State will not reduce or delay aid any of which could have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which would have additional adverse effects on the City's cash flow or revenues. The City is particularly dependent upon the federal government and the State to reimburse it for expenditures relating to September 11. While both the federal government and the State have publicly supported the City and promised to make funds available to fund recovery, clean-up and repairs relating to September 11, there can be no assurance that budget constraints or the other priorities, including future terrorist attacks will not interfere or prevent delivery of such aid.

          Outstanding Indebtedness. As of June 30, 2002, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $27.3 and $2.2 billion of net outstanding long-term debt.

          Litigation. The City is currently a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 2001 claims were pending against the City, for which the City has estimated it may potentially incur liability of $4.3 billion. The City currently is a defendant in a proceeding relating to the New York City Teachers' Retirement System in which damages in excess of $250 million are sought. In fiscal year 2000-2001 the City paid $594.8 million with respect to judgments and claims and projects such payments will total $409.6 million and $418.7 million in fiscal years 2001-2002 and 2002-2003, respectively.

          Ratings. As of October 31, 2002, Moody's rated the City's outstanding general obligation bonds A2, Standard and Poor's rated such bonds A and Fitch rated such bonds A+. There can be no assurance that, after the review of the State Budget and the agreement between the Mayor and the City Council regarding the City Executive Budget, their ratings of the City's general obligations bonds will be maintained. Such ratings reflect only the view of Moody's, Standard and Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. However, in November 2001, Moody's changed its rating of the City's outlook from stable to negative. Similarly, Standard & Poor's changed its outlook for the City to negative in November 2002. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds and could increase the City's borrowing costs.

     NEW YORK STATE

          2000-2001 Fiscal Year. The State finished its 2000-2001 fiscal year with a surplus of $2.7 billion with respect to the General Fund and a surplus of $1.1 billion with respect to the total budget.

          2001-2002 Fiscal Year. The State ended its 2001-2002 fiscal year in balance on a cash basis.

          On May 15, 2002, the Governor and legislative leaders announced that they had come to an agreement on a final balanced 2002-2003 State Budget (the "State Budget"). The State Budget was enacted on May 16, 2002 and included actions to close the budget gap previously identified in the State Executive Budget plus an additional $1.4 billion gap identified in March and April 2002. Under the State Budget, taxpayer-supported General Fund spending falls by $1.0 billion, or 2.4 percent. General Fund spending will total $40.2 billion. All Funds spending will increase by less than 1 percent (0.8%) from that proposed in the State Executive Budget and will total $89.6 billion. This represents a 6 percent annual increase reflecting $2.5 billion in increased Federal aid. State Funds will total $59.5 billion, a 4.4 percent annual increase.

          The State Budget includes a series of one-time actions to close a projected $6.8 billion budget gap. These actions included using $1.2 billion of available cash reserves and other fund balances; implementing a tax amnesty program; offering early retirement to state workers; and converting hard dollar capital financing to bonding while reducing overall capital authorizations. The State's Tax Stabilization Reserve Fund, a fund to address unforeseen budget needs, will be maintained at $710 million. A $1.0 billion tax cut is included in the State Budget targeted to job creation, victims of September 11, economic incentives to lower Manhattan and senior citizens. The State proposes to eliminate 5,000 positions through the early retirement initiative.

          Press reports in mid October 2002 indicated that the State's budget gap for the 2002-03 and 2003-04 fiscal years may have grown substantially to between $10.0 billion and $12.0 billion. The Governor has not provided any details on proposals to close an increased gap. The State's Annual Information Statement Update of November 14, 2002 (the "November Update") projected that actual receipts for 2002 - 2003 will fall significantly below those projected in the State Budget. Similarly, according to a press release issued by the State Comptroller on November 19, 2002, the State's tax collections in the current fiscal year have declined 14.8% from last year while General Fund spending has increased by 2.3% over last year at this time. In early December 2002, the Governor acknowledged that the State would likely face a $2 billion budget gap before the end of its fiscal year on March 31, 2003. The Governor has requested state commissioners to pare their budget by 5% over the balance of the 2003 fiscal year, but the other gap closing proposals set forth thus far consist of the use of a $700 million "rainy - day" fund, the transfer of outlays from this fiscal year to the next or the borrowing of money against anticipated tobacco settlement payments.

          Furthermore, while the State Executive Budget projected potential budget gaps of $2.8 billion and $3.3 billion, in fiscal years 2003-2004 and 2004-2005, respectively, the November Update now projects a substantially larger gap for 2003 - 2004.

          The most significant risks to the State's financial plan set forth in the State Executive Budget are the rate of layoffs related to September 11, and the impact of the event upon the City and the personal income statewide. However, experts predict that pay increases in the New York City metro area will range between 3 and 4% next year, below the 4 to 4.5% range of the last two years, thereby depressing growth in tax revenues. In addition, the occurrence of other terrorist attacks whether within or outside of New York could have a significant adverse effect on the State's economy. The volatility of the financial markets even before September 11 and its impact upon financial sector compensation and capital gains recognition by investors also represent a significant risk to the State's financial plan, as set forth in the State Executive Budget. The November Update listed additional factors which could adversely affect the State's financial situation, including: (i) a slower rebound of the national and State economies which may lead to a "double-dip" recession, (ii) escalation of tensions in the Middle East and their impact on energy prices, (iii) slowing growth in consumer spending, (iv) absence of a rebound in investment spending, (v) increased uncertainty regarding the timing of tax payments, and (vi) further reductions in employment and compensation in the financial services industry.

          Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from lower receipts and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

          Capital Spending and Financing. Under the State law, the Governor is required to submit a Five-Year Capital Program and Financing Plan ("Capital Plan") annually. The State proposes to issue $260 million of general obligation bonds in the 2002-2003 fiscal year. The proposed 2002-2003 through 2006-2007 fiscal year Capital Plan provides for capital spending of $4.1 billion in the 2002-2003 fiscal year to be financed through general obligation, authority and state bonds and available resources. General obligation bonds are backed by the full faith and credit of the State. As of March 31, 2002, $4.1 billion of State general obligation bonds were outstanding. Also as of such date, $4.7 billion of bonds issued by the Local Governmental Assistance Corporation, an entity established to fund assistance to localities in earlier years when the State was running budget deficits, were outstanding. Various state authorities had $28.2 billion of indebtedness outstanding in the form of bonds, lease financings and other financing arrangements. This state authority indebtedness is not backed by the full faith and credit of the State.

          Litigation. The State is currently a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs, primarily Medicaid and mental health programs are frequently challenged on State and Federal constitutional grounds. Several Native American groups have commenced litigation against New York claiming the rights to thousands of acres of land seized in the eighteenth and nineteenth centuries. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. With respect to pending and threatened litigation, the State reported in its Update to Annual Information Statement dated August 9, 2002 its estimate of $698 million for awarded and anticipated unfavorable judgments, of which $91 million was expected to be paid within the 2002-2003 fiscal year.

          Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 2002-2003 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the State Budget.

          Fiscal difficulties experienced in Nassau County resulted in the creation of the Nassau County Interim Finance Authority (the "Authority") in 2000. The Authority is charged with oversight of the fiscal affairs of Nassau County. The State paid $25 million in assistance to Nassau County for the 2001-2002 and 2000 - 2001 fiscal years and $20 million so far in 2002 - 2003 and intends to provide aid of $15 million in both the 2003 - 2004 and 2004 - 2005 fiscal years. The Authority as of November 14, 2002 had issued $662 million in bonds and $128 million in bond anticipation notes.

          Ratings. Moody's has given the State's general obligation bonds a rating of A2, Standard and Poor's had given the bonds a rating of AA, and Fitch had given the bonds a rating of AA. Such ratings reflect only the view of Moody's and Standard and Poor's from which an explanation of the significance of such ratings may be obtained. However, in December 2002, Moody's changed its rating of the State's outlook from positive to stable. Furthermore, there is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of State bonds and could increase the State's borrowing costs.

     NEW YORK TAX MATTERS

          The following discussion of New York income tax matters is based upon the advice of Edwards & Angell, LLP, special counsel to the Fund.

          The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of New York resident individual, corporate and unincorporated business holders of Common Shares of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund's distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends received to the Fund's shareholders. The Fund will be subject to the New York Business Corporation franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If it is subject to such taxes, it does not expect to pay a material amount of either tax. Distributions by the Fund that are attributable to interest on any obligation of New York and its political subdivisions or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. All other distributions, including distributions attributable to interest on obligations of the United States or its instrumentalities and distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

          All distributions from the Fund, regardless of source, will increase the taxable base of shareholders subject to the New York Business Corporation franchise tax or the New York City general corporation tax. Gain from the sale, exchange, or other disposition of Common Shares of the Fund will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes. Common Shares of the Fund may be subject to New York State estate tax if owned by a New York decedent at the time of death. Common Shares of the Fund will not be subject to property taxes imposed by New York State or City. Interest on indebtedness incurred to purchase, or continued to carry, Common Shares of the Fund generally will not be deductible for New York State or New York City personal income tax purposes."